UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

July 2, 2024

HA SUSTAINABLE INFRASTRUCTURE CAPITAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35877	46-1347456
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Park Place,

Suite 200

Annapolis, Maryland 21401

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (410) 571-9860

Hannon Armstrong Sustainable Infrastructure Capital, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	HASI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders.

Reincorporation

On July 2, 2024, HA Sustainable Infrastructure Capital, Inc. (f/k/a Hannon Armstrong Sustainable Infrastructure Capital, Inc.) (“us,” “we,” “our,” “HASI,” or the “Company”) changed its state of incorporation from the State of Maryland to the State of Delaware (the “Reincorporation”) by means of a Plan of Conversion, effective July 2, 2024 (the “Plan of Conversion”). The Reincorporation, including the principal terms of the Plan of Conversion, was submitted to a vote of, and approved by, the Company’s stockholders at the Company’s 2024 Annual Meeting of Stockholders held on June 6, 2024 (the “2024 Annual Meeting”), as set forth in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 15, 2024 (the “Definitive Proxy Statement”).

The Reincorporation was accomplished by filing: (i) Articles of Conversion with the Secretary of State of the State of Maryland (the “Maryland Articles of Conversion”); (ii) a Certificate of Conversion with the Secretary of State of the State of Delaware (the “Delaware Certificate of Conversion”); and (iii) a Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Certificate of Incorporation”). In connection with the Reincorporation, the Company’s board of directors adopted new bylaws (the “Bylaws”).

Upon the effectiveness of the Reincorporation on July 2, 2024:

•

The Company’s affairs ceased to be governed by the Maryland General Corporation Law and the Company’s Maryland articles of incorporation and bylaws, in each case as in effect immediately prior to the Reincorporation, and the Company’s affairs became governed by the Delaware General Corporation Law (the “DGCL”), the Certificate of Incorporation, and the Bylaws;

1

•

Pursuant to the Certificate of Incorporation, the Company’s name was changed from Hannon Armstrong Sustainable Infrastructure Capital, Inc. to HA Sustainable Infrastructure Capital, Inc. The resulting Delaware corporation (“HASI-Delaware”) (i) is deemed to be the same entity as the Company as incorporated in Maryland (“HASI-Maryland”) for all purposes under Maryland and Delaware law and (ii) continues to have all of the rights, privileges, and powers of HASI-Maryland, except for the changes that result from being governed by Delaware law, the Delaware Certificate of Incorporation and the Delaware Bylaws;

•	The capitalization of HASI-Delaware remains the same with each outstanding share of HASI-Maryland Common Stock automatically converted to represent an outstanding share of HASI-Delaware common stock;

•

The Certificate of Incorporation included Charter Tax Benefit Provisions, which are intended to replace the Company’s Tax Benefits Preservation Plan that was adopted in November 2023 and that was terminated on July 1, 2024 in anticipation of the Reincorporation, as described in “Proposal 4: Reincorporation to Delaware Corporation—Tax Benefits Preservation Provisions of the Delaware Charter” in the Definitive Proxy Statement and in the Description of Capital Stock attached hereto as Exhibit 99.2, both of which are incorporated herein by reference;

•	All equity incentive plans of HASI-Maryland continue to be equity incentive plans of HASI-Delaware; and

•	Each director and officer of HASI-Maryland continues to hold his or her respective office with HASI-Delaware.

Certain rights of the Company’s stockholders changed as a result of the Reincorporation, and such changes are described in the Definitive Proxy Statement under the sections entitled “Proposal 4: Reincorporation to Delaware Corporation” more specifically, the heading thereunder entitled, “Select Comparison of Organizational Documents and Applicable Law,” and such description is incorporated by reference in this Item 3.03. Additionally, a more detailed description of the Plan of Conversion and the effects of the Reincorporation is set forth in the Definitive Proxy Statement under the section entitled “Proposal 4: Reincorporation to Delaware Corporation,” which description is incorporated by reference in this Item 3.03. The foregoing description of the Plan of Conversion, the Certificate of Incorporation, the Bylaws, the Maryland Articles of Conversion, and the Delaware Certificate of Conversion, is only a summary and is qualified in its entirety by reference to the full text of the Plan of Conversion, the Certificate of Incorporation, the Bylaws, the Maryland Articles of Conversion, and the Delaware Certificate of Conversion, which are filed as Exhibits 99.1, 3.1, 3.2, 3.3, and 3.4, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

The Reincorporation does not affect the trading of the Company’s shares of common stock on the New York Stock Exchange (the “NYSE”) in any respect. The Company, as a Delaware corporation, will continue to file periodic reports and other documents as and when required by the rules and regulations of the SEC. Stockholders who are holding their shares of common stock of the Company in electronic form at brokerage firms do not have to take any action as a result of the Reincorporation.

The Company believes that the Reincorporation will not affect any of the Company’s material contracts with any third parties, and the Company’s rights and obligations under such material contractual arrangements will continue to be rights and obligations of the Company after the Reincorporation. The Reincorporation did not result in any change in headquarters, business, jobs, management, location of any of the offices or facilities, number of employees, assets, liabilities, or net worth (other than as a result of the costs incident to the Reincorporation) of the Company.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As disclosed in Item 3.03 above, effective July 2, 2024, the Company changed its state of incorporation from Maryland to Delaware pursuant to the Plan of Conversion. As of that date, the rights of the Company’s stockholders began to be governed by Delaware corporation laws, the Certificate of Incorporation, and the Bylaws. The Certificate of Incorporation and the Bylaws are filed herewith as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference. Certain rights of the Company’s stockholders were changed as a result of the Reincorporation. A more detailed description of the Certificate of Incorporation and Bylaws, and the changes in rights of the Company’s stockholders as a result of the Reincorporation, is set forth in the Company’s Definitive Proxy Statement, which description is incorporated herein by reference.

As disclosed in Item 3.03, upon effectiveness of the Reincorporation, pursuant to the Certificate of Incorporation, the Company’s name was changed from Hannon Armstrong Sustainable Infrastructure Capital, Inc. to HA Sustainable Infrastructure Capital, Inc. (the “Name Change”).

The information contained in Item 3.03 of this Current Report on Form 8-K is incorporated by reference in this Item 5.03.

Item 8.01	Other Events.

Sales Agreement Amendment

As previously reported, on May 13, 2020, the Company entered into an At Market Issuance Sales Agreement (the “Original Agreement”) with B. Riley Securities, Inc. (“B. Riley”), Robert W. Baird & Co. Incorporated, BofA Securities, Inc. (“BofA”), Loop Capital Markets LLC, SMBC Nikko Securities America, Inc. (“SMBC”) and Nomura Securities International, Inc. (“Nomura”) (collectively, the “Original Agents”), as amended by an amendment dated February 26, 2021 (the “First Amendment”) by and among Hannon Armstrong and the Original Agents, as further amended by an amendment dated March 1, 2022 (the “Second Amendment”) by and among Hannon Armstrong, B. Riley, Barclays Capital Inc. (“Barclays”), BofA, Credit Suisse Securities (USA) LLC (“Credit Suisse”), J.P. Morgan Securities LLC (“JPMorgan”), Morgan Stanley & Co. LLC (“Morgan Stanley”), Nomura, SMBC and Wells Fargo Securities, LLC (“Wells Fargo”), as further amended by an amendment dated February 22, 2023 (the “Third Amendment”) by and among Hannon Armstrong, B. Riley, Barclays, BofA, Credit Suisse, Goldman Sachs & Co. LLC (“Goldman Sachs”), JPMorgan, Morgan Stanley, Nomura, SMBC, Truist Securities, Inc. (“Truist”) and Wells Fargo, as further amended by an amendment dated May 10, 2023 (the “Fourth Amendment”) by and among B. Riley, Barclays, BofA, Credit Suisse, Goldman Sachs & Co. LLC, Jefferies LLC (“Jefferies”), JPMorgan, Morgan Stanley, KeyBanc Capital Markets Inc. (“KeyBanc”), Nomura, Truist and Wells Fargo (each, individually, an “Agent” and collectively, the “Agents”), and as further amended by an amendment dated September 5, 2023 (the “Fifth Amendment”) by and among the Agents and Hannon Armstrong, pursuant to which Hannon Armstrong may sell, from time to time, shares of Hannon Armstrong’s common stock, par value $0.01 per share (“common stock”), having an aggregate offering price of up to $500,000,000, through the Agents either as agents or principals.

On July 3, 2024, the Company entered into a further amendment to the Original Agreement (the “Sixth Amendment,” and the Original Agreement as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment and the Sixth Amendment, the “Sales Agreement”) with B. Riley, Barclays, BofA, Goldman Sachs, Jefferies, JPMorgan, Morgan Stanley, KeyBanc, Nomura, Truist and Wells Fargo in order to reflect, among other things, the Name Change and the Reincorporation.

Copies of the Original Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment and the Sixth Amendment are filed as Exhibits 1.1, 1.2, 1.3, 1.4, 1.5, 1.6 and 1.7 respectively, to this Current Report on Form 8-K, and the descriptions of the material terms of the Sales Agreement in this Item 8.01 are qualified in their entirety by reference to such Exhibits, which are incorporated herein by reference.

This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Updated Disclosures Related to Reincorporation

HASI currently has on file with the SEC:

(i)	a shelf registration statement on Form S-3 (333-263169);

(ii)

three registration statements on Form S-3 (Nos. 333-198158, 333-275969, and 333-265594) that relate to the resale of shares of common stock that may be offered for sale from time to time by the selling stockholders named in the prospectuses included as part of such registration statements;

(iii)	a registration statement on Form S-3 (No. 333-269145) that relates to HASI’s Dividend Reinvestment and Stock Purchase Plan; and

(iv)	four Registration Statements on Form S-8 (Nos. 333-188070, 333-212913, 333-230548 and 265595) that relate to HASI’s current and prior equity incentive plans.

This Current Report on Form 8-K is automatically incorporated by reference into each of the registration statements listed above, thereby amending each of them. In addition, the Description of Capital Stock and specimen stock certificate set forth on Exhibits 99.2 and 99.3, respectively, are being filed for the purpose of providing an updated description of the capital stock of HASI and shall be incorporated by reference into such registration statements and any registration statement on Form S-3 or Form S-8 (or applicable successor or similar forms) that may be filed in the future by the HASI with the SEC under the Securities Act of 1933, as amended, until and to the extent that such description of capital stock or stock certificate is subsequently amended or modified by any amendment or report filed by the HASI with the SEC under the Exchange Act for the purpose of updating such description or such certificate. The Description of Capital Stock summarizes the material terms of HASI’s capital stock as of the date hereof. This summary is not a complete description of the terms of HASI’s capital stock and is qualified by reference to the Certificate of Incorporation and Bylaws, each filed herewith, as well as applicable provisions of the DGCL.

Indemnification of Directors and Officers

Section 102(b)(7) of the DGCL allows a corporation to provide in its certificate of incorporation that a director of the corporation will not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except where the director breached the duty of loyalty, failed to act in good faith, engaged in intentional misconduct or knowingly violated a law, authorized the payment of a dividend or approved a stock repurchase in violation of Delaware corporate law or obtained an improper personal benefit. The Certificate of Incorporation provides for this limitation of liability.

Section 145 of the DGCL (“Section 145”), provides, among other things, that a Delaware corporation may indemnify any person who was, is or is threatened to be made, party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation), by reason of the fact that such person is or was an officer, director, employee or agent of such corporation or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation or enterprise. The indemnity may include expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, provided such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the corporation’s best interests and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his or her conduct was unlawful. A Delaware corporation may indemnify any persons who were or are a party to any threatened, pending or completed action or suit by or in the right of the corporation by reason of the fact that such person is or was a director, officer, employee or agent of another corporation or enterprise. The indemnity may include expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit, provided such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the corporation’s best interests, provided further that no indemnification is permitted without judicial approval if the officer, director, employee or agent is adjudged to be liable to the corporation. Where an officer or director is successful on the merits or otherwise in the defense of any action referred to above, the corporation must indemnify him or her against the expenses (including attorneys’ fees) which such officer or director has actually and reasonably incurred.

Section 145 further authorizes a corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of his or her status as such, whether or not the corporation would otherwise have the power to indemnify such person under Section 145.

The Bylaws provide that we must indemnify and advance expenses to our directors and officers to the full extent authorized by the DGCL.

We have entered into indemnification agreements with each of our directors and executive officers. Such agreements may require us, among other things, to advance expenses and otherwise indemnify our executive officers and directors against certain liabilities that may arise by reason of their status or service as executive officers or directors, to the fullest extent permitted by law. We intend to enter into indemnification agreements with any new directors and executive officers in the future.

The indemnification rights set forth above shall not be exclusive of any other right which an indemnified person may have or hereafter acquire under any statute, any provision of the Certificate of Incorporation, the Bylaws, agreement, vote of stockholders or disinterested directors or otherwise. Notwithstanding the foregoing, we shall not be obligated to indemnify a director or officer in respect of a proceeding (or part thereof) instituted by such director or officer, unless such proceeding (or part thereof) has been authorized by the Board pursuant to the applicable procedure outlined in the Bylaws.

Section 174 of the DGCL provides, among other things, that a director, who willfully or negligently approves of an unlawful payment of dividends or an unlawful stock purchase or redemption, may be held jointly and severally liable for such actions. A director who was either absent when the unlawful actions were approved or dissented at the time may avoid liability by causing such director’s dissent to such actions to be entered in the books containing the minutes of the meetings of the board of directors at the time such action occurred or immediately after such absent director receives notice of the unlawful acts.

We maintain and expect to maintain standard policies of insurance that provide coverage (1) to our directors and officers against loss rising from claims made by reason of breach of duty or other wrongful act and (2) to us with respect to indemnification payments that we may make to such directors and officers.

These provisions may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against directors and officers, even though such an action, if successful, might otherwise benefit us and our stockholders. Furthermore, a stockholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against officers and directors pursuant to these indemnification provisions.

We believe that these provisions, the insurance and the indemnity agreements are necessary to attract and retain talented and experienced officers and directors.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the Company pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	At Market Issuance Sales Agreement, dated May 13, 2020 by and between Hannon Armstrong Sustainable Infrastructure Capital, Inc., B. Riley FBR, Inc., Robert W. Baird & Co. Incorporated, BofA Securities, Inc., Loop Capital Markets LLC, SMBC Nikko Securities America, Inc. and Nomura Securities International, Inc. (incorporated by reference to Exhibit 1.1 to the Registrant’s Form 8-K (No. 001-35877), filed on May 13, 2020).

1.2	Amendment No. 1 to the At Market Issuance Sales Agreement, dated February 26, 2021, by and among Hannon Armstrong Sustainable Infrastructure Capital, Inc., B. Riley FBR, Inc., Robert W. Baird & Co. Incorporated, BofA Securities, Inc., Loop Capital Markets LLC, SMBC Nikko Securities America, Inc. and Nomura Securities International, Inc. (incorporated by reference to Exhibit 1.2 to the Registrant’s Form 8-K (No.001-35877), filed on March 1, 2021).

1.3	Amendment No. 2 to the At Market Issuance Sales Agreement, dated February 28, 2022, by and among Hannon Armstrong Sustainable Infrastructure Capital, Inc., B. Riley Securities, Inc., Barclays Capital Inc., BofA Securities, Inc., Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, Nomura Securities International, Inc., SMBC Nikko Securities America, Inc. and Wells Fargo Securities, LLC (incorporated by reference to Exhibit 1.3 to the Registrant’s Form 8-K (No.001-35877), filed on March 2, 2022).

1.4	Amendment No. 3 to the At Market Issuance Sales Agreement, dated February 22, 2023, by and among Hannon Armstrong Sustainable Infrastructure Capital, Inc., B. Riley Securities, Inc., Barclays Capital Inc., BofA Securities, Inc., Credit Suisse Securities (USA) LLC, Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, Nomura Securities International, Inc., SMBC Nikko Securities America, Inc., Truist Securities, Inc. and Wells Fargo Securities, LLC (incorporated by reference to Exhibit 1.4 to the Registrant’s Form 8-K (No.001-35877), filed on February 23, 2023).

1.5	Amendment No. 4 to the At Market Issuance Sales Agreement, dated May 10, 2023, by and among Hannon Armstrong Sustainable Infrastructure Capital, Inc., B. Riley Securities, Inc., Barclays Capital Inc., BofA Securities, Inc., Credit Suisse Securities (USA) LLC, Goldman Sachs & Co. LLC, KeyBanc Capital Markets Inc., Jefferies LLC, J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, Nomura Securities International, Inc., Truist Securities, Inc. and Wells Fargo Securities, LLC. (incorporated by reference to Exhibit 1.5 to the Registrant’s Form 8-K (No. 001-35877), filed on May 11, 2023).

1.6	Amendment No. 5 to the At Market Issuance Sales Agreement, dated September 5, 2023, by and among Hannon Armstrong Sustainable Infrastructure Capital, Inc., B. Riley Securities, Inc., Barclays Capital Inc., BofA Securities, Inc., Credit Suisse Securities (USA) LLC, Goldman Sachs & Co. LLC, KeyBanc Capital Markets Inc., Jefferies LLC, J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, Nomura Securities International, Inc., Truist Securities, Inc. and Wells Fargo Securities, LLC (incorporated by reference to Exhibit 1.6 to the Registrant’s Form 8-K (No. 001-35877), filed on September 5, 2023).

1.7	Amendment No. 6 to the At Market Issuance Sales Agreement, dated July 3 2024, by and among HA Sustainable Infrastructure Capital, Inc., B. Riley Securities, Inc., Barclays Capital Inc., BofA Securities, Inc., Goldman Sachs & Co. LLC, Jefferies LLC, J.P. Morgan Securities LLC, KeyBanc Capital Markets Inc., Morgan Stanley & Co. LLC, Nomura Securities International, Inc., Truist Securities, Inc. and Wells Fargo Securities, LLC.

3.1	Certificate of Incorporation of HA Sustainable Infrastructure Capital, Inc., filed with the Secretary of Delaware on July 1, 2024 and effective, July 2, 2024.

3.2	Bylaws of HA Sustainable Infrastructure Capital, Inc. (a Delaware Corporation) effective July 2, 2024.

3.3	Articles of Conversion, filed by Hannon Armstrong Sustainable Infrastructure Capital, Inc. with the State Department of Assessments and Taxation of Maryland on July 1, 2024 and effective July 2, 2024.

3.4	Certificate of Conversion, filed by HA Sustainable Infrastructure Capital, Inc. with the Secretary of State of Delaware on July 1, 2024 and effective July 2, 2024.

5.1	Opinion of Clifford Chance US LLP (including consent of such firm).

23.1	Consent of Clifford Chance US LLP (included in Exhibit 5.1).

99.1	Plan of Conversion of Hannon Armstrong Sustainable Infrastructure Capital, Inc. (a Maryland corporation) to HA Sustainable Infrastructure Capital, Inc. (a Delaware corporation), dated July 1, 2024 and effective July 2, 2024.

99.2	Description of Capital Stock of HA Sustainable Infrastructure Capital, Inc.

99.3	Specimen Common Stock Certificate of HA Sustainable Infrastructure Capital, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HA SUSTAINABLE INFRASTRUCTURE CAPITAL, INC.

By:	/s/ Steven L. Chuslo
Steven L. Chuslo
Executive Vice President and Chief Legal Officer

Date: July 3, 2024